Supplement dated December 26, 2012 to the

PNC Equity Funds Class A & C Shares Prospectus

dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

The section below is added immediately before the section entitled “Sales Charges” on page 56 of the above-mentioned prospectus:

General Information Regarding Conversions

PNC Funds has established relationships with certain financial intermediaries or investment programs, clients or participants of which may be eligible to purchase Class I shares.  PNC Funds may permit existing PNC Funds Class A and Class C shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A or Class C shares to Class I shares of the same Fund.  In such a situation, any applicable CDSC may be waived.  Contact your financial consultant, financial intermediary or institution for more information.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-EQAC-1212

Supplement dated December 26, 2012 to the

PNC Fixed Income Funds Class A & C Shares Prospectus

dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

The section below is added immediately before the section entitled “Sales Charges” on page 65 of the above-mentioned prospectus:

General Information Regarding Conversions

PNC Funds has established relationships with certain financial intermediaries or investment programs, clients or participants of which may be eligible to purchase Class I shares.  PNC Funds may permit existing PNC Funds Class A and Class C shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A or Class C shares to Class I shares of the same Fund.  In such a situation, any applicable CDSC may be waived.  Contact your financial consultant, financial intermediary or institution for more information.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-FIAC-1212

Supplement dated December 26, 2012 to the

PNC Money Market Funds Class A & C Shares Prospectus

dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

The section below is added immediately before the section entitled “Sales Charges” on page 36 of the above-mentioned prospectus:

General Information Regarding Conversions

PNC Funds has established relationships with certain financial intermediaries or investment programs, clients or participants of which may be eligible to purchase Class I shares.  PNC Funds may permit existing PNC Funds Class A and Class C shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A or Class C shares to Class I shares of the same Fund.  In such a situation, any applicable CDSC may be waived.  Contact your financial consultant, financial intermediary or institution for more information.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-MMAC-1212

Supplement dated December 26, 2012 to the

PNC Funds Statement of Additional Information (“SAI”)

Dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

A.             The sixth paragraph under the section entitled “Futures and Related Options” on page 30 of the SAI is deleted in its entirety and replaced with the following:

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”), or who is excluded pursuant to related no-action relief, promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Adviser currently intends to operate each Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5 or related no-action relief, which may adversely affect the Adviser’s ability to manage the Fund and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 or related no-action relief and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

B.             Effective November 9, 2012, Mr. Drosdick became a director of Triumph Group, Inc.  The third paragraph of the section entitled “Certain Interests of Independent Trustees” on page 93 of the SAI is deleted in its entirety and replaced with the following:

Mr. Drosdick serves on the Board of Trustees of the Philadelphia Museum of Art, which has a $25 million revolving line of credit with PNC Bank. As of December 31, 2011, the balance on the line of credit was $0. In addition, Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a $875 million credit facility to U.S. Steel. As of the end of 2011, PNC Bank was responsible for $60 million under the credit facility, which will expire on July 20, 2016. There was a $0 balance as of December 31, 2011. PNC Bank is further responsible for $300 million of a $625 million purchase commitment under a Receivables Purchase Agreement, with $380 million total (PNC obligation of $182.4 million) outstanding as of December 31, 2011. Finally, PNC Bank is obligated for $72.7 million under a Reimbursement Agreement for Standby Letters of Credit, all of which are fully collateralized. Mr. Drosdick also serves on the board of H. J. Heinz Company (“H.J. Heinz”), which has $90,000,000 in outstanding lines of credit for which PNC Bank is responsible as a participant in a syndicate. There was $0 outstanding as of December 31, 2011. In addition, PNC Bank is responsible for $175,000,000 of purchase commitments for which $142,800,000 was outstanding on December 31, 2011. Both U.S. Steel and H.J. Heinz engage in various commercial and/or investment banking activities (including short term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”). PNC Bank is the lead bank in a syndicate that, as of December 31, 2011, provided an $850 million credit facility to Triumph Group. As of December 31, 2011, PNC Bank was responsible for $90 million under the credit facility. There was a $352.9 million balance as of December 31, 2011. PNC Bank is further responsible for $175 million of purchase commitments under a Receivables Purchase Agreement, with $143.2 million outstanding as of December 31, 2011.  Lastly, Mr. Drosdick serves on the board of the Merion Golf Club, which has lines of credit with PNC Bank totaling $1.5 million. As of December 31, 2011, there was $950,561 balance outstanding.

C.            The first paragraph under the section entitled “Board Compensation” on page 93 of the SAI is deleted in its entirety and replaced with the following:

Board compensation for each of the Trustees includes compensation for their service as a Trustee to the Trust and PNC Advantage Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser.  Board compensation fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds based on their average daily net assets.  Effective January 1, 2013, each Trustee will receive an annual consolidated fee of $76,000 plus $7,250 for attendance at each quarterly Board meeting, and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board will continue to receive an additional fee of $25,000 per year and the Chairman of the Audit Committee will continue to receive an additional fee of $6,000 per year for their services in these capacities.  Prior to January 1, 2013, each Trustee receives an annual fee of $70,000 plus $6,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent of subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

D.            Under the section entitled “Ownership of Securities” on page 111 of the SAI, the dollar range of the High Yield Bond Fund shares beneficially owned by Kenneth F. Karwowski is revised to reflect the range of $100,001-$500,000.

E.             GE Asset Management Incorporated Proxy Voting Policy included as Appendix D in the SAI is deleted in its entirety and replaced with the following:

GE Asset Management Incorporated

Proxy Guidelines

Updated: March 2012

All proxies are voted in accordance with the Proxy Voting Policy.  GE Asset Management has developed general guidelines (the “Proxy Guidelines”) in an effort to maintain consistency and ensure compliance. The Proxy Guidelines are separated into the following categories:

1.              Domestic Routine Corporate Governance Issues

2.              Domestic Non-Routine Corporate Governance Issues

3.              International Routine Corporate Governance Issues

4.              International Non-Routine Corporate Governance Issues

5.              Routine and Non-Routine Social Issues

Please see the information below for an explanation of each category.

1.                                      Domestic Routine Corporate Governance Issues

The following issues are considered to be routine when voted upon in the United States of America:

a.              Auditors

•                  Auditors: generally vote for.

•                  Independent verification of financial statements: generally vote for.

•                  Shareholder proposal for limiting or banding auditor consulting services: generally vote against.

•                  Shareholder proposal for mandatory rotation of auditors: generally vote against.

b.              Certification of Financials

•                  Generally vote with management if shareholder proposal requests quarterly certification.

•                  Generally vote for shareholder proposals requiring annual certification.

c.               Board of Directors

•                  Election of directors: Generally vote for unless extenuating circumstances exist.  Exceptions are made for proxy contests that are reviewed on a case-by-case basis.

•                  Remuneration of Directors: Generally vote for. If contentious, review on a case-by-case basis.

d.              Majority Vote Needed for Election of a Director

•                  Generally vote for.

e.               Separate Chairman/CEO

•                  Generally vote against shareholder proposals on the basis that the company itself is in the best position to determine the most effective board format.

f.                Director Accountability

•                  Shareholder proposals for director accountability: generally vote against shareholder proposal if director holds 5 or fewer directorships.  Factors to be considered include: (1) employment of director by the company or an affiliate as an executive for at least 5 years, (2) whether director is a member of a company that is one of the company’s paid advisors or consultants, (3) whether director is employed by a significant customer or supplier, (4) whether director is remunerated by the company for personal services, (5) whether director is a relative of the management of the company and (6) whether director is part of an interlocking directorship.

g.              Classified Board and Staggered Terms

•                  Classified boards and staggered terms: generally vote with shareholder proposal.  Look at majority of outside vs. inside directors as an indication of board integrity and quality.

h.              Limit Directors and Officers Liability and Indemnification

•                  Limiting liability and indemnification for directors and officers: generally vote for because it enhances the ability of the company to attract and retain quality directors.

Look for limits against negligence and fraud and the limits set by the law in the state of incorporation.  Note:  Internationally, this is listed as an “amendment to approve insurance.”

i.                 Limiting Director Tenure

•                  Limiting director tenure: generally support management on the basis that term limits may (1) result in loss of expertise, familiarity with the company, etc. and (2) hamper a company’s ability to attract and retain qualified directors.  Note that this is typically a shareholder proposal.

j.                 Minimum Director Stock Ownership

•                  Proposals as part of director’s compensation: generally vote for management as long as dilution is <1%.  Shareholder proposals forcing the issue are generally voted against on the basis that a board member’s contribution and value to a company can be independent of ownership in the company.

k.              Report on Director Attendance at Meetings

•                  Requiring a report on director attendance at meetings: generally vote for management on the basis that this is unnecessary and part of the company’s normal operating business.

l.                 Change in the Company Name

•                  Change in the company name: generally vote for if (1) proposed for strategic purposes, such as increasing name recognition, aiding marketing and financing activities, etc., (2) cost to shareholders is not significant and (3) appropriate industry analyst agrees to potential name change.

m.          Change in Date/Location of Meetings

•                  Change in the date or location of a meeting: generally support management’s decisions with regard to timing (i.e., annual approval) and location.

n.              Special Meetings

•                  Give shareholders with certain percentage of the outstanding common stock the ability to call a special meeting: generally vote with management.

o.              Ability of Shareholders to Act by Written Consent

•                  Request for Board to adopt policy permitting shareholders who hold a majority of the outstanding shares of a company to take action via written consent, as legally permitted, in lieu of a meeting. Generally vote with management.

p.              Company Changes to Incorporation

•                  Changes to Incorporation: generally for if company remains within the U.S. legal system.  If the company is being incorporated outside of the U.S., the issue will be reviewed on a case-by-case.

•                  Authorization of Board/Executive Director to Ratify and Execute Approved Resolutions: generally vote for.

q.              Reincorporation to the U.S.

•                  Reincorporation to the U.S.: generally vote with management.

r.               Unequal Classes of Common and Preferred Stock

•                  Generally vote against because support one share/one vote and equal treatment of all shareholders.

s.                Compensation Issues

•                  Director Compensation Plans: generally vote for if the plan dilution is <1% and options are granted at >85% of fairmarket value. Note that mandating that a director’s entire retainer be stock-based may hamper a company’s ability to attract and retain high quality directors and offering director compensation plans helps to better align director and shareholder interests.

•                  Employee Stock Purchase Plan: generally vote for except where there are large numbers of shares at a fraction of the current market value.  This is routine for plans with < 3% per year dilution and >85% of fair market value with broad participation.  Note that it is considered positive for employees to become owners.

•                  Enhance disclosure of executive compensation: generally vote against shareholder proposal if: (1) costs to report would generate questionable returns, (2) the company complies with SEC reporting rules and (3) reporting would put the company at competitive disadvantage.

•                  Option/Compensation Plans:  generally vote for if plan or its amendment falls within the following guidelines:

Dilution:

	Large	Invest. Banks/	Growth / Tech /
	Companies	Brokers	Start-Ups
Current proposal per year	3%	4%	6%

Current proposal total, if per year figures not available	10%	12%	20%

Total company potential dilution	15%	25%	30%

•                  Options pricing:  granted at >85% of fair market value. Dilution per year is calculated on both a historical and future basis when possible.  Note that the re-pricing of options is considered to be a non-routine corporate governance issue.

•                  Shareholder proposal to expense options: generally vote with management (Note: awaiting y/e 2003 FASB ruling)

•                  Advisory vote to ratify named executive officer’s compensation: generally vote with management, if contentious; vote on a case-by-case basis.

•                  Performance-Based Cash Bonus Plans: generally vote for if based on specific performance criteria (e.g. earnings, stock returns, cash flow, sales).  Approval will be considered on a case-by-case basis for companies whose bonus levels diverge significantly from shareholder returns.  Approval is for purpose of maintaining tax-deductibility for any compensation over $1 million paid to each of the top five executive officers under the 1993 Omnibus Budget Reconciliation Act.

•                  Shareholder proposal for disclosure of executive compensation: generally vote with management but there may be exceptions that require case-by-case analysis.

•                  Confidential voting/secret balloting: generally vote for confidential voting if request allows company sufficient flexibility to implement a reasonable system and generally vote against proposals which do not include a provision allowing company to ignore confidentiality in the event of a proxy fight, as dissidents do not have confidentiality requirements, which would place the company at a disadvantage.

•                  Cumulative voting rights(1): generally vote against because cumulative voting disrupts the board and supports special interest groups.

•                  Equal access to the proxy statement: generally vote against because a facility exists to participate in the proxy following SEC rules.

•                  No discretionary voting: generally support management’s decision to vote signed but unmarked ballots if company is complying with state and regulatory agency rules, as signed ballots indicate support of management and can be included in voting results.

•                  Restrict/Limit/Vote on Executive/Director Compensation, including Death Benefit Payments (“Golden Coffins”): generally vote with management.

•                  Adopt Anti Gross-up Policy: Request that the Board adopt a policy that company will not make/promise to make to its senior executives a tax gross-up payment, except for gross-ups provided pursuant to a policy generally applicable to employees of the company. Generally vote with management.

•                  Senior Executive Retirement Plan (SERP): generally vote with management.

•                  Retention of Stock Post-Termination: Request that the Board adopt a policy to require senior executives to hold a significant portion of shares obtained through compensation plans after termination of employment. Generally vote with management.

(1) Cumulative voting rights give shareholders the ability to allocate votes for the election of directors based on the number of shares held.

•                  Bonus Banking: Request that Board adopt a policy to “bank” all incentive awards to senior executives whose performance measurement period (“PMP”) is one year or less. Awards will not be paid in full for a period of 3 years following the end of the PMP.  Generally vote with management.

t.                 Preemptive Rights (2)

•                  Elimination of preemptive rights: generally vote with management.

•                  Establishment of preemptive rights: generally vote with management.

u.              Shareholder Advisory and Employee Committees

•                  Establishment of shareholder advisory committee and employee committee: generally vote against on the basis that the board is elected to run the company and shareholder communication vehicles already exist via investor relations departments.

v.              Stock Splits

•                  Stock splits: generally vote for stock splits because stock splits make shares more affordable and, therefore, improve liquidity.

w.            Stock Repurchase Plans

•                  Stock Repurchase Plans: generally support management’s decision on basis that a stock repurchase plan will increase shareholder value. Also, vote for the authorization of reissuance or cancellation of the repurchased shares

•                  Reduction in Share Capital: generally vote for amendments to approve the reduction in share capital via cancellation of repurchased shares; approve reduction of issued capital by cancelling Treasury shares. Consider whether the proposal would have any negative impact on shareholder rights.

•                  Reissuance of Repurchased Shares/Treasury Shares: generally authorize. Consider potential abuses and/or any price manipulation possibility

x.              Increases in Authorized Shares and Amendments to Increase Share Capital

•                  Authorized common stock issues: generally vote for increases (up to 100%) without specific purpose (i.e., stock splits, acquisitions which are positive for shareholders, etc.).  Adjustments should be made to the authorized shares for any splits completed in the past year or already announced for the current year before calculating percent increase.  Note that NYSE companies require shareholder approval for issuance of > 20% of shares outstanding at one time.

(2) Preemptive rights give existing shareholders the right to purchase shares of a new issue before they are offered to other.

•                  Authorized preferred issues: generally vote against large, open-ended issues (lack of specifics on voting provisions, par value, convertibility, etc.).  Note: Compare size of preferred increase to size of common stock shares outstanding.

•                  Capitalize Reserves for Bonus Issue/Increase in Par Value: generally vote for increases (up to 100%) without specific purpose.

y.              Supermajority Votes

•                  Supermajority Votes: generally vote against a requirement of greater than 75% of votes to change or pass an issue on the basis that it is difficult to change the requirement once it is in place.  Examples of issues that might require supermajority votes:  approve a merger, overturn existing or proposed takeover amendments, removal of directors, etc.

•                  Reduction/Elimination of Supermajority Vote Requirement(s): generally vote for . As supermajority voting requirements can hamper the ability of voting for favorable shareholder measures, consider the shareholder base structure and ownership threshold to determine the possibility of a single or group of shareholders influencing the vote (see also Supermajority Votes guideline).

z.               Disclosure of Political Contributions

•                  Generally vote with management.

aa.       Report on Predatory Lending Practices

•                  Board required to complete a report for shareholders which evaluates certain practices (e.g. credit card marketing, lending, collection) which may be deemed predatory and the impact these practices have on borrowers. Generally vote with management.

2.                                      Domestic Non-Routine Corporate Governance Issues

Non-routine issues are reviewed on a case-by-case basis in accordance with the Proxy Voting Policy.  In analyzing specific issues, GE Asset Management focuses on how well the board and management has run the company and company performance.

bb.       Board of Directors

•                  Factors to consider are (1) the number of outside/independent vs. inside directors, (2) whether directors are/were senior executives with well-run, well-respected companies, (3) whether the company is shareholder-oriented (provides some vehicle for communications with shareholders), (4) whether diverse expertise is represented, (5) whether the company has independent committees (i.e., nominating, compensation, etc.), (6) director compensation to see if it is tied to shareholder wealth and (7) whether there are limited interlocking/affiliated relationships.

•                  Shareholder proposal for board inclusiveness/women and minorities on board of directors:  To be reviewed on a case by case basis.

cc.         Director Accountability

Shareholder proposals for director accountability: To be reviewed on a case by case basis if director holds more than 5 directorships.  Factors to be considered include: (1) employment of director by the company or an affiliate as an executive for at least 5 years, (2) whether director is a member of a company that is one of the company’s paid advisors or consultants, (3) whether director is employed by a significant customer or supplier, (4) whether director is remunerated by the company for personal services, (5) whether director is a relative of the management of the company and (6) whether director is part of an interlocking directorship.

dd.       Management

•                  Factors to consider are (1) the company has good financial measures in place (EPS, dividends, ROE, etc., positive to peers and other companies), (2) management is shareholder oriented (e.g. has effective communication with shareholders), (3) the company achieves financial measures (i.e. stock performance of company positive relative to peers and universe), (4) management’s compensation is reasonable (i.e. generally not out of line with other companies and peers and tied to performance in some way (i.e., stock options, long-term incentive plans tied to company performance, etc.)), (5) if company has anti-over measures in place (in general, the fewer the better because it reduces entrenchment).

The criteria listed above are not intended to be all inclusive.  Other factors which may also be considered in evaluating proposals include signs of or anticipated changes in companies (i.e., new CEO, mergers or acquisitions, et al).

ee.         Independent Committees

•                  Generally vote for shareholder proposal electing independent committees but such proxies are reviewed on a case-by-case basis.  Criteria includes: (i) compliance by the company with SEC rules (i.e., interlocking directors, executive compensation, etc.), (2) independence on committees (nominating, audit, compensation, election) (members should have little or no affiliation with company, executives or management) and (3) quality of current board and management, including whether it is shareholder-oriented.

ff.           Change of Auditors

•                  Generally vote with management on shareholder request to change the company auditors because management and audit committee are best suited to designate company auditors

gg.       Anti-Greenmail Amendments

•                  Generally vote for but reviewed on a case-by-case basis. Some proposals are impractical and significantly reduce a company’s ability to conduct normal business.

hh.       Fair Price Amendments

•                  Generally vote for but reviewed on a case-by-case basis. Generally support having the same price for all shareholders.

ii.             Golden Parachutes

•                  Reviewed on a case-by-case basis.  Generally vote against excessive severance payments in the event of a change of control.  Note that the same criteria is used to evaluate golden parachutes as poison pills (see shareholder rights plans).

jj.             Severance Agreements

•                  Will generally vote for a severance payment if the amount of the payment stipulated is < 2.99 times salary and bonus.  Generally vote against excessive severance payments in the event of a change of control.  Otherwise, reviewed on a case-by-case basis

kk.       Link Pay to Performance

•                  Generally vote on case-by-case basis but generally vote against shareholder proposals seeking links to social goals or proposals which require rigid financial criteria on the basis that it may put the company at a competitive disadvantage and because shareholders may lack the expertise necessary to determine appropriate and competitive pay levels.

ll.             Opting Out of State Takeover Law/Reincorporating In Another State

•                  Reviewed on a case-by-case basis but generally support management on basis that provisions are part of existing state law.

mm.                                               Restructuring/Merger Issues

•                  Merger by Absorption: generally vote for. If contentious, reviewed on a case-by-case basis.

nn.       Shareholder Rights Plans (Poison Pills)(3)

•                  Each plan is reviewed on a case-by-case basis.  The following criteria are utilized in evaluating each plan: (1) quality of the board of directors, (2) the number of outside vs. inside directors, (3) the uniqueness of company, (4) the types and number of other takeover provisions in place, (5) severance agreements (golden parachutes) and (6) the value of company independence over investment horizons.

oo.       Targeted Share Placements

•                  Review on a case-by-case basis.  Generally vote against unequal treatment of shareholders.  Look at quality of the board and management record.

(3) A Shareholder Rights Plan allows shareholders the ability to purchase stock at substantial discounts with the purpose of diluting a would-be acquirer.

pp.       Securities Analysts Code of Conduct

•                  Shareholder proposals that recommend banning:

•                  Analyst ownership of covered securities: generally vote against.

•                  Involvement of analysts in underwriting sales teams: generally vote against.

•                  Linking analyst compensation to the financial performance of the investment banking arm: generally vote for.

qq.       Recouping Bonuses from Management after a Restatement of Earnings

•                  To be reviewed on a case by case basis.

rr.         Shareholder Proposal for Performance-Based Stock Options (Indexed), Grants, or Other Incentive Shares

•                  To be reviewed on a case by case basis.

ss.           Stock Option Exchange Program:  Management request to allow the company to exchange the existing underwater option plan for a new plan with similar current value.

•                  To be reviewed on a case by case basis.

tt.             Amend/Consolidate Articles/Bylaws or Charter:

•                  Generally voted with management.  If contentious, review on a case-by-case basis.

3.              International Routine Corporate Governance Issues

Certain issues will be considered routine in specified countries only.  An overview of each country follows. Note that in the case of discharging auditors and directors, GE Asset Management generally abstains when the legal ramifications of such approval are uncertain.

ISSUES BY COUNTRY

EUROPEAN UNION

Political Donations and Expenditures:  generally vote for proposals to authorize EU political donations and expenditures, but exception to be made for proposals when there is uncertainty regarding the amounts, recipient, or rationale for the measure. Whenever there is concern on the proposal or it is linked to another proposal which may be of concern, then vote on a case-by-case basis. .

ARGENTINA

a.              Adoption of reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

AUSTRALIA

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Set/declare dividends: generally approve.

c.               Authorized share repurchase: generally approve.

d.              Elect auditors and authorize directors to set their remuneration: generally approved.

e.               Authorized shares in-lieu-of cash dividend option (creation of a dividend reinvestment plan): generally approve.

AUSTRIA

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Approve acts of management and supervisory boards: generally approve.

c.               Discharge directors from previous years responsibilities: generally abstain or vote no based on the fact that a blanket discharge could serve as a barrier to any future lawsuit.

d.              Election of supervisory board members: generally approve.

e.               Approval of allocation of profits and dividends: generally approve.

f.                Approval of supervisory board fees: generally approve.

BELGIUM

a.              Acknowledge consolidated accounts: generally acknowledge.

b.              Adoption of reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

c.               Appropriate earnings; set/declare dividends: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

BRAZIL

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appointment/ election of supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director’s fees: generally approve.

f.                Authorize issuance of shares with or without preemptive rights: generally approve.

CANADA

a.              Approve financial statements: generally approve.

b.              Authorize share repurchase: generally approve.

c.               Authorize directors to set auditor’s remuneration: generally approve.

d.              Authorize issuance of shares with or without preemptive rights: generally approve.

e.               Approve insiders giving ten (10) days notice before conducting a trade: generally vote against.

CHILE

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appropriate earnings; set/declare dividend: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Appoint/elect supervisory board: generally approve.

CHINA

•                  Cumulative Voting for Directors (Independent Default): generally approve independent directors..

COLOMBIA

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of auditors: generally approve unless there is clear evidence that amounts proposed are excessive.

DENMARK

a.              Approve financial statements: generally abstain or vote no.

b.              Allocate profits and set dividend: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Authorize directors to set auditors’ remuneration: generally approve.

FINLAND

a.              Approve financial statements: generally approve.

b.              Ratify board and management acts: generally abstain or vote no.

c.               Elect supervisory board members: generally approve.

d.              Approve allocation of profits and dividends: generally approve.

e.               Set supervisory board fees: generally approve.

f.                Set directors’ fees: generally approve.

g.               Set auditors’ fees: generally approve.

FRANCE

a.              Acknowledge consolidated accounts: generally acknowledge.

b.              Approve prior year’s accounts: generally approve.

c.               Discharge of board and auditors: generally approve.

d.              Approve acts of management and board: generally approve unless believe that management failed to perform its duties for the greater part or whole of the business year.

e.               Appoint/elect supervisory board: generally approve.

f.                Appropriate earnings and set dividends: generally approve.

g.               Approve shares-in-lieu-of-dividend option: generally approve.

h.              Authorize share repurchase: generally approve.

i.                  Authorize payment of director fees: generally approve.

j.                 Authorize legal formalities necessary to implement approved proposals: generally approve unless voting against the underlying proposals.

k.              Authorize president to sign approved article amendments: generally approve.

l.                  Authorize share trading in company stock: generally approve.

m.          Approve a transfer between reserves for tax purposes: generally approve.

n.              Director Compensation Plan: generally approve discounting up to 20%.

o.              Employee Stock Purchase Plan: generally approve discounting up to 20%.

p.              Options Pricing: generally approve discounting up to 20%.

GERMANY

a.              Receive/approve previous year annual accounts: generally approve.

b.              Approve the acts of the management board: generally approve but vote against if believe that the management board has failed to perform its duties for the greater part or the whole of the business year.

c.               Approve the acts of the supervisory board: generally approve but vote against if believe that the management board has failed to perform its duties for the greater part or the whole of the business year.

d.              Discharge directors from previous years responsibilities: generally abstain or vote no because a blanket discharge could serve as a barrier to any future lawsuit.

e.               Appoint/elect supervisory board: generally approve.

f.                Approve allocation of profits/set the dividend: generally approve.

g.               Approve share repurchase: generally approve.

h.              Approve compensation of supervisory board: generally approve.

i.                  Approve intra-company profit-and-loss contracts: generally approve.

HONG KONG

a.              Approve previous year’s annual accounts: generally approve.

b.              Approve payment of dividend: generally approve.

c.               Authorize issuance of shares with or without preemptive rights: approve only after looking at dilutive effect to existing shareholders.

d.              Authorize issuance of repurchased shares: generally approve.

e.               Authorize share repurchase: generally approve.

f.                Authorize board to set auditors’ remuneration: generally approve.

g.               Authorize execution of plan: generally approve.

h.              Authorize payment of director fees: generally approve.

INDONESIA

a.              Adopt/approve director/auditor reports and accounts: generally approve.

b.              Discharge management board from liability: generally abstain or vote no.

c.               Approve allocation of profits and dividends: generally approve.

d.              Set board fees: generally approve.

e.               Set auditors’ fees:  generally approve.

IRELAND

a.              Approve financial statements: generally approve.

b.              Set the dividend: generally approve.

c.               Authorize issuance of repurchased shares: generally approve.

d.              Approve share repurchase: generally approve.

e.               Approve auditors’ fees: generally approve.

ISRAEL

a.              Adopt/approve director/auditor reports: generally approve.

b.              Approve dividends: generally approve.

c.               Elect statutory auditors and authorize board to set their remuneration: generally approve.

ITALY

a.              Approve previous year’s annual accounts: generally approve.

b.              Elect statutory auditors and approve their fees: generally approve.

c.               Appropriate earnings: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

JAPAN

a.              Approve financial statements: generally approve.

b.              Elect statutory auditors: generally approve.

c.               Approve share repurchase: generally approve.

d.              Increase remuneration for directors and/or auditors: generally approve.

e.               Approve bonus and retirement compensation for directors and statutory auditors: vote on a case by case basis.

f.                Management proposal for the reduction of the percentage of issued capital necessary to constitute a quorum from 50% to 33%: generally vote against.

g.               Issuance of stock options to statutory auditors: generally vote against.

h.              Anti-takeover defense: case by case.

KOREA (SOUTH)

a.              Approve balance sheets or financial statements: generally approve.

b.              Appoint statutory auditors and set their remuneration: generally approve.

c.               Appropriate profits; declare dividends: generally approve.

d.              Authorize payment of director fees: generally approve.

MALAYSIA (similar to SINGAPORE)

a.              Adopt/approve annual accounts: generally approve.

b.              Appropriate profits/declare dividend: generally approve.

c.               Authorize issuance of shares with or without preemptive rights: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize remuneration for directors: generally approve.

f.                Authorize/amend option plan: generally approve.

g.               Authorize directors to set auditors’ remuneration: generally approve.

MEXICO

a.              Approve financial statements: generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Approve allocation of profits and dividends: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Set directors’ fees: generally approve.

f.                Set auditors’ fees: generally approve.

g.               Authorize legal formalities: generally approve but would vote against this if GE Asset Management were voting against the underlying proposals.

NETHERLANDS

a.              Adopt/approve annual accounts/financial statements and ratify boards’ acts: generally abstain or vote no.

b.              Appoint supervisory board member(s): generally approve.

c.               Elect shareholders’ committee members: generally approve.

d.              Appropriate profits/declare dividend: generally approve.

e.               Authorize share repurchase: generally approve.

NEW ZEALAND

a.              Adopt accounts for prior year: generally approve.

b.              Appropriate profits; declare dividends: generally approve.

c.               Authorize shares-in-lieu of cash dividend option: generally approve.

d.              Authorize directors to set auditors remuneration: generally approve.

NORWAY

a.              Approve financial statements: generally approve.

b.              Approve acts of management and board: generally abstain or vote no.

c.               Set dividend/allocate profits: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Set directors and auditors fees: generally approve.

PERU

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividends: generally approve.

d.              Authorize payment of auditors: generally approve.

PHILIPPINES

a.              Approve director/auditor reports and accounts: generally approve.

b.              Approve acts of management/directors: generally approve.

c.               Approve minutes of the previous meeting: generally approve.

d.              Appropriate earnings, set/declare dividend: generally approve.

e.               Authorize directors to set auditors’ remuneration: generally approve.

PORTUGAL

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

RUSSIA

a.              Cumulative Voting for Directors (Independent Default): generally approve independent directors..

SINGAPORE

a.              Adopt/approve annual accounts and financial statements: generally approve.

b.              Appropriate profits; declare dividends: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Approve remuneration for directors: generally approve.

e.               Authorize/amend option plan: generally approve.

f.                Authorize directors to set auditors’ remuneration: generally approve.

g.               Approve transfers to reserves: generally approve.

SOUTH AFRICA

a.              Approve previous year’s accounts and directors’ report: generally approve.

b.              Set/declare dividends: generally approve.

c.               Approve a shares-in-lieu-of cash dividend option: generally approve.

d.              Authorize issuance of shares without preemptive rights: generally approve.

e.               Authorize director to set auditors’ remuneration: generally approve.

SPAIN

a.              Adopt accounts for prior year: generally approve.

b.              Approve acts of management: generally approve.

c.               Approve minutes of previous annual meeting: generally approve.

d.              Discharge directors from previous year’s responsibilities: generally abstain.

e.               Appropriate profits: generally approve.

f.                Increase authorized capital: generally approve.

g.               Authorize share repurchase: generally approve.

h.              Authorize legal formalities necessary to implement approved proposals: generally approve.

i.                  Authorize listing and maintenance of company securities: generally approve.

j.                 Extend consolidated taxation status: generally approve.

SWEDEN

a.              Approve financial statements: generally approve.

b.              Approve acts of management and board: generally abstain or vote no.

c.               Approve minutes of previous meeting: generally approve.

d.              Set dividends / allocate profits: generally approve.

e.               Authorize share repurchase: generally approve.

f.                Set directors’ and auditors’ fees: generally approve.

g.               Authorize chairman of the board to appoint members of the nominating committee: generally approve.

h.              Authorize general meeting to elect members of the nominating committee generally vote against.

SWITZERLAND

a.              Approve previous year’s annual accounts: generally approve.

b.              Approve the acts of the board of directors and management: generally abstain or vote no.

c.               Discharge directors from previous year’s responsibilities: generally abstain or vote no.

d.              Appropriate profits: generally approve.

TAIWAN

a.              Approve financial statements and statutory reports: generally approve.

b.              Appropriate earnings and set dividend: generally approve.

THAILAND

a.              Approve balance sheets or financial statements: generally approve.

b.              Approve minutes of previous meeting: generally approve.

c.               Appoint statutory auditors: generally approve.

d.              Appropriate earnings; set/declare dividends: generally approve.

e.               Remuneration of directors and auditors: generally approve.

UNITED KINGDOM

a.              Approve previous year’s accounts and directors’ report: generally approve.

b.              Set (declare) the dividend: generally approve.

c.               Approve a shares-in-lieu-of-dividends option: generally approve.

d.              Authorize issuance of shares without preemptive rights: generally approve.

e.               Set auditors’ remuneration: generally approve.

f.                Authorize issuance of un-issued shares: generally approve.

g.               Authorize share repurchase: generally approve.

h.              Authorize issuance of repurchased shares: generally approve.

i.                  Political Donations: generally vote for up to $500k GBP or U.S. equivalent

j.                 Approve discount of 20% on fair market value of options at issuance: generally approve.

VENEZUELA

a.              Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize payment of director fees: generally approve unless evidence of excessiveness exists.

e.               Authorize directors to set auditors’ remuneration: generally approve.

4.                                      International Non-Routine Corporate Governance Issues

All international issues not falling under the Section entitled “International Routine Corporate Governance Issues” will be considered to be non-routine and reviewed on a case-by-case basis in accordance with the Proxy Voting Policy.

5.                                      Routine and Non-Routine Social Issues

All social issues are reviewed in accordance with the Proxy Voting Policy.  Generally, GE Asset Management votes with management (Routine Social Issues).  Instances where GE Asset Management votes against management with be considered non-routine (Non-Routine Social Issues).

a.              General Overview

•                  Generally support management if the company is (1) complying with applicable regulations and reporting requirements and (2) addressing the issue in a responsible way.

•                  Additionally, the following will be considered if applicable: (1) whether complying with the request would put the company at a competitive disadvantage, (2) whether the issue is within the bounds of corporate jurisdiction to effect change, (3) if management has reasonable and rational arguments in support of their position and (4) whether the issue ramifications have an identifiable, negative impact on the financial stability of the company.

b.              Generally vote for management proposals on the following issues:

•                  Community Reinvestment: Proponents request that companies develop a policy for their financial subsidiaries under a general program for community reinvestment similar to that required of banks and report annually, or request a report on rural lending activities.

•                  Drug Pricing: Proponents request companies to adopt a policy of pricing restraint.

•                  Environment, Global Warming and Renewable Energy Sources: Proposals generally ask for the reporting and endorsing of the Ceres Principles, reduction of emissions, ozone depletion and hazard notification.

•                  Equal Employment: Proponents request that companies report their employee statistics and affirmative action programs within and outside of the company.

•                  Mexican Operations: Proponents request that companies provide comprehensive reports on their maquiladora operations or report on maquiladora wages, benefits and environmental standards.

•                  Military Issues: Proponents ask for reports on foreign military sales, conversion from military to civilian production and “Star Wars” weapons.  Consider that elected officials are charged with the responsibility to set, discuss, and apply national defense policies.

•                  Northern Ireland: Proposals ask for implementation of the Mac Bride Principles, a code committing employers to offer equal opportunity to all employees.  The Fair Employment (Northern Ireland) Act of 1989 mandates compulsory monitoring of work forces and regular employer review of equal employment practices, and provides for a range of affirmative actions at work places where “fair participation” was judged to be lacking.

•                  Tobacco and Smoking Issues: Proposals generally target cigarette advertising, companies with tobacco and insurance divisions, nicotine manipulation, warnings on logos, conversion of land to non-tobacco use and smoke-free facilities.  Proposals requesting that companies spin-off their tobacco operations are generally considered with restructuring/merger issues.

c.               Additional Social Issues

•                  Human Rights Code, energy, high performance workplace, healthcare policy, recycling, buy American, beer marketing, South Africa, supplier standards, television violence, world debt crisis.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-SAI-1212